                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              December 10, 2001
                                                              -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)


   Laws of the United States                33-99362                         51-0269396
   -------------------------                --------                         ----------
(State or other jurisdiction of      (Commission File Number)       (IRS Employer Identification
 incorporation or organization)                                                Number)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                    302/594-4000
-----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

        First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

        Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of November 1 through November 30, 2001 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

             Original Principal   Original Principal        Pooling and
                   Amount               Amount           Servicing Supplement    Interest    Interest     Principal
   Series        (Class A)            (Class B)                  Date              Type      Payment       Payment
-----------------------------------------------------------------------------------------------------------------------
1994-6           750,000,000          58,380,000           July 30, 1994         Floating       yes           yes
1995-2           660,000,000          51,700,000           March 1, 1995         Floating       yes           no
1996-2           600,000,000          54,300,000           June 4, 1996          Floating       yes           no
1996-4           500,000,000          45,180,000           August 6, 1996        Floating       yes           no
1996-6           862,650,000          78,000,000           December 13, 1996     Floating       yes           no
1996-8           400,000,000          36,200,000           December 11, 1996     Floating       yes           no
1997-1           750,000,000          67,770,000           February 4, 1997      Floating       yes           no
1997-2           500,000,000          45,180,000           May 8, 1997           Floating       yes           no
1997-3           500,000,000          45,180,000           June 10, 1997         Floating       yes           no
1997-4           500,000,000          45,180,000           June 10, 1997         Floating       yes           no
1997-5           650,000,000          58,735,000           August 7, 1997        Floating       yes           no
1997-6         1,300,000,000         117,470,000           September 9, 1997       Fixed        yes           no
1997-7           500,000,000          45,180,000           September 9, 1997     Floating       yes           no
1997-8           780,000,000          70,482,000           September 23, 1997    Floating       yes           no
1997-9           500,000,000          45,180,000           October 9, 1997       Floating       yes           no
1998-1           700,000,000          63,253,000           May 21, 1998          Floating       yes           no
1998-4           700,000,000          63,253,000           July 22, 1998         Floating       yes           no
1998-5           650,000,000          58,735,000           August 27, 1998       Floating       yes           no
1998-6           800,000,000          72,289,000           August 27, 1998       Floating       yes           no
1998-8           500,000,000          45,180,000           September 17, 1998    Floating       yes           no
1998-9           650,000,000          44,828,000           December 22, 1998       Fixed        yes           no
1999-1         1,000,000,000          90,361,000           February 24, 1999     Floating       yes           no
1999-2           500,000,000          45,180,000           February 24, 1999     Floating       yes           no
1999-3           700,000,000          54,167,000           May 4, 1999           Floating       yes           no
1999-4           500,000,000          38,691,000           May 26, 1999          Floating       yes           no
2001-1           750,000,000          58,036,000           January 30, 2001      Floating       yes           no
2001-2         1,250,000,000          96,727,000           March 19, 2001        Floating       yes           no
2001-3           630,000,000          48,750,000           March 29, 2001        Floating       yes           no
2001-4           600,000,000          46,428,000           May 16, 2001          Floating       yes           no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates


        The 1994-6 Certificates, 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06,

99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17,
99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25, 99.26, 99.27, 99.28,
99.29, and 99.30 to this report.

Item 7. Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certficates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer


                                            By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                 Name:  Tracie H. Klein
                                                 Title: First Vice President


Date: December 17, 2001
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